UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
May 4, 2012

ROGERS CORPORATION
(Exact name of Registrant as specified in Charter)

Massachusetts (State or Other Jurisdiction of Incorporation)	1-4347 (Commission File Number)	06-0513860 (I.R.S. Employer Identification No.)

One Technology Drive, P.O. Box 188, Rogers, Connecticut 06263-0188
(Address of Principal Executive Offices and Zip Code)

(860) 774-9605
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(b)
Eileen S. Kraus retired from the Board of Directors of Rogers Corporation (the “Company”) upon the expiration of her term on May 4, 2012, the date of the 2012 annual meeting of the Company’s shareholders.

(e)
On May 4, 2012, the shareholders of the Company approved an amendment to the Rogers Corporation 2009 Long-Term Equity Compensation Plan (as amended, the "2009 Plan"). See Item 5.07 of this report below.  The 2009 Plan provides for the following types of awards: stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock units, performance shares, and other stock awards.  Those eligible for awards under the 2009 Plan include employees, directors and consultants of the Company and its affiliates.  The sole purpose of the amendment to the 2009 Plan was to increase the share reserve of the Company's capital stock (also referred to as common stock), $1 par value per share, thereunder by 500,000 shares; no other changes to the 2009 Plan were made by the amendment.

A further description of the terms of the 2009 Plan is set forth in the Company's definitive proxy statement which was filed with the Securities and Exchange Commission ("SEC") on March 20, 2012 (the "Proxy Statement") under the heading "Proposal 3: Approval of an Amendment to the Rogers Corporation 2009 Long-Term Equity Compensation Plan" which is incorporated herein by reference.  The description in the Proxy Statement and the description of the 2009 Plan contained herein are qualified in their entirety by reference to the complete terms and conditions of the 2009 Plan which was filed as Exhibit 10.1 to the Company's Registration Statement on Form S-8 filed with the SEC on May 7, 2012, and which is incorporated herein by reference.

Item 5.07                      Submission of Matters to a Vote of Security Holders.

(a)
The 2012 annual meeting of the shareholders (the “Meeting”) of the Company was held on May 4, 2012.  Sufficient shares were present for purposes of a quorum for all four proposals.  The voting results for each of the four proposals are set forth below.

(b)
1.
The nine nominees to the Board of Directors of the Company were elected based upon the following votes and, except as otherwise required by law, by the Company’s Articles of Organization or by the Company’s Bylaws, hold office until the next annual meeting of shareholders and thereafter until their successors have been chosen and qualified:

	Votes	Votes	Broker
Nominee	For	Withheld	Non-Votes
Michael F. Barry	13,720,403	298,861	1,216,162
Charles M. Brennan, III	13,629,224	390,040	1,216,162
Bruce D. Hoechner	13,948,018	71,246	1,216,162
Gregory B. Howey	13,631,926	387,338	1,216,162
J. Carl Hsu	13,626,192	393,072	1,216,162
Carol R. Jensen	13,768,534	250,730	1,216,162
William E. Mitchell	13,540,179	479,085	1,216,162
Robert G. Paul	13,499,985	519,279	1,216,162
Peter C. Wallace	13,499,255	520,009	1,216,162

2.	The vote on a non-binding advisory resolution to approve the executive compensation as disclosed in the accompanying Proxy Statement for the Meeting was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

13,082,493	127,682	809,089	1,216,162

3.
The vote to approve an amendment to the Rogers Corporation 2009 Long-Term Equity Compensation Plan to increase the number of shares of stock for issuance thereunder from 1,275,000 to 1,775,000 was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

11,465,448	1,926,868	626,948	1,216,162

4.	The vote on a proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012, was as follows:

Votes For	Votes Against	Abstentions

15,118,003	116,494	929

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROGERS CORPORATION

By:  /s/ Robert M. Soffer
Robert M. Soffer
Vice President and Secretary

Date:  May 9, 2012